(FCI)


                         THIRD AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT

                                     among

                          FAIRFIELD COMMUNITIES, INC.
                          FAIRFIELD MYRTLE BEACH, INC.

                                      and

                       THE FIRST NATIONAL BANK OF BOSTON,
                           INDIVIDUALLY AND AS AGENT



          THIS AMENDMENT (this "Amendment") dated as  of December 19, 1994, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by First Amendment dated as of May 13, 1994, as further amended by Consent, Waiver and Agreement dated as of September 23, 1994, and as further amended by Second Amendment to Amended and Restated Revolving Credit Agreement dated as of December 9, 1994 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

               WHEREAS, FNBB, the Borrower and the Agent have agreed to extend the maturity date of the Revolving Credit Loans, to change the interest rate, to amend certain financial covenants and to otherwise restructure the Credit Agreement;

               NOW, THEREFORE, in consideration of the premises, the Borrowers, FAC, FNBB and the Agent hereby agree as follows:

               1.   AMENDMENTS TO CREDIT AGREEMENT.   The  Borrowers, FNBB and
                     ------------------------------
the Agent hereby agree to amend the Credit Agreement as follows:

               1.1  The   definitions  of   "Approved  Projects",  "Borrowers",
"Completed Inventory", "Maturity Date", "Maximum Inventory Amount," and "Price List" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

       "Approved  Projects.    (i)  All  portions  of  those  Properties
       -------------------
       identified on Schedule 1-A hereto which are subject to a Lien  in
                     ------------
       favor of FNBB as agent for the benefit of the Lenders, and (ii) the VOIs relating to Timeshares Contracts participating in the Fair Share Plus Program (provided that any VOIs participating in the Fair Share Plus Program shall, for purposes of this definition only, be deemed to be a separate Approved Project)."

      "Borrowers.   Fairfield  Communities, Inc.  and  Fairfield  Myrtle
       ---------
       Beach, Inc."

       "Completed  Inventory.   The projected  sales price  determined in
        --------------------
       accordance with the Price List of any unsold VOIs at any Approved Project (a) as to which the underlying unit is complete and ready for occupancy, (b) subject to a Lien in favor of the Agent, for the ratable benefit of the Lenders, (c) which has not been included as Completed Inventory for more than two (2) consecutive years, and (d) as to which the land underlying such unit has been appropriately registered for sale to the public by all necessary actions on behalf of all relevant state or regulatory authorities."

       "Maturity Date.   January 1,  1998, or if  extended in  accordance
        -------------
       with 3.4 hereof, such extended date."

       "Maximum Inventory Amount.  $6,000,000, provided that the  Maximum
        ------------------------               -------------
       Inventory Amount shall not, in any event, exceed the amounts shown below from and after the respective dates shown opposite such amounts:

                     Date                      Amount
                     ----                      ------
                    January 1, 1997         $3,000,000
                    January 1, 1998         $      0."

       "Price List.  The schedule of  sales prices for any VOIs which are
        ----------
       Completed  Inventory  hereunder in  the  form  attached hereto  as
       Schedule 1-C as certified by an appropriate officer of the Company
       ------------
       as being true and accurate in all material respects and as having been prepared in good faith based on the reasonable sales projections of the Company and any subsequent certified replacement price lists developed by the Company in the normal course of business."

       1.2. The definitions of "Applicable Default Percentage" and "Project Contract Default Rate" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety.

        1.3. The  definition  of  "Eligible  Receivables"   appearing  in
  Section 1.1 of the Credit Agreement is hereby amended by deleting the last paragraph thereof after subclause (i) in its entirety.

        1.4. Section 2.2 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

       "The Borrowers hereby jointly and severally agree to pay to the Agent for the benefit of the Lenders in accordance with their Commitment Percentages, a facility fee at the rate per annum of five-eighths of one percent (5/8%) of the Total Commitment (the "Facility Fee"). The Borrowers shall pay the Facility Fee annually in advance on January 2, 1995 and on each anniversary of such date thereafter."

       1.5. Section 2.5 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

        "Except as otherwise set forth in 5.5 hereof, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof until repaid in full at the rate per annum equal to the sum of the Base Rate plus seven-eighths of one percent (7/8%), provided however that during the Override Period,
                        --------
        the portion of the outstanding amount of the Revolving Credit Loans equal to the FAC Borrowing Base in effect from time to time during the Override Period, as determined by the Agent by reference to the most recent Borrowing Base Report, shall bear interest at the per annum rate equal to the sum of the Base Rate plus one quarter of one percent (1/4%)."

        1.6. Section 3.4 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

        "3.4 Extension of Maturity Date.  Provided that no Event of Default has
              --------------------------
   occurred  and is continuing, the  Borrowers may request  an extension of the Maturity Date for an additional year by delivering a notice (an "Extension Request") to the Agent in accordance with the requirements for  notices specified in 20  hereof between December  1st and December
   31st  of any year  during the term  hereof (a "Request  Date"), provided
                                                                   --------
   that the Borrowers may not request  an extension of the Maturity Date if the Request Date is  less than two (2) years from the  Maturity Date, as
   the  same may  have been  extended.   The  Agent  may, in  its
   sole and absolute discretion, either grant or deny such Extension Request. In order to grant such Extension Request, the Agent must deliver written notice of such approval (the "Approval Notice") to the Borrowers by March 31st of the next succeeding year after the Request Date, such Approval Notices to be delivered in accordance with the requirements for notices specified in 20 hereof. In the event that the Agent does not deliver the Approval Notice within such time period, the Extension Request shall be deemed to have been denied."

        1.7. Section 4.6 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

     "The Borrowers shall pay a fee (in each case, a "Letter of Credit Fee") to the Agent in respect of each Letter of Credit equal to one percent (1%) per annum of the Maximum Drawing Amount of such Letter of Credit, payable annually in advance on the date of issuance of the applicable Letter of Credit and on each anniversary thereof until such Letter of Credit expires or is cancelled, plus the Agent's customary issuance fee,
                                     ----
     payable in accordance with the Agent's customary practice."

     1.8. Section 5.5 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following sentence:

     "During the continuance of a Default or an Event of Default, the principal of the Loans, whether or not overdue, shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders pursuant to

     15.9 hereof, bear interest at a rate per annum equal to the sum of the Base Rate plus four percent (4%) (the "Default Rate").

     1.9. Section 6 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "The Obligations of the Borrowers to the Lenders hereunder and under the other Loan Documents shall be secured by a blanket Lien on all
      Receivables,  Base  Contracts,  VOIs,  any  other  purchase   contracts,
      installment notes, installment land purchase contracts, installment timeshare or interval ownership purchase contracts, contracts for deeds, mortgages, deeds of trust, deeds to secure debt, security agreements, guaranties, mortgagee title insurance policies, mortgagee's endorsements to property insurance policies, and all other instruments, documents, agreements and contracts related to any of the foregoing, and all modifications, amendments, extensions and renewals thereof, and all personal property assets, furniture, fixtures, equipment, inventory, raw materials, work in progress, books and records, and other interests, relating to any of the Properties or the Base Contracts, whether now owned or hereafter acquired, pursuant to the terms of the Security Agreement."

      1.10. Section 8.4(d) of the Credit Agreement is hereby amended by inserting the following parenthetical after the word "Documents" appearing in the sixth line thereof:

      "(including,  without  limitation,  the  covenants  set  forth  in  9.2 hereof)".

      1.11. Section 8.4(h) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

      "(h) not later than December 31 of each fiscal year of the Company, a draft annual consolidated budget for the Company and its Subsidiaries as well as draft annual budgets for each resort, prepared on a monthly basis, for the next following fiscal year, and not later than February 15 of each fiscal year of the Company, a final annual consolidated budget for the Company and its Subsidiaries as well as final annual budgets for each resort, prepared on a monthly basis, for such fiscal year;"

      1.12. Section 8.4(k) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

      "(k) within three (3) Business Days after June 30th and December 31st of each year, a report setting forth any Repurchased Collateral repurchased or reacquired by any Borrower during the prior six (6) month period;

      1.13. Section 8.21 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

      "8.21.  Repurchased  Collateral.   The Borrowers shall  take all  steps
               -----------------------
       necessary to grant a Lien to the Agent on all or any Repurchased Collateral within ten (10) days after request therefor by the Agent (which requests may be made by the Agent within thirty (30) days after the receipt of bi-annual reports with respect to Repurchased Collateral delivered to the Agent pursuant to 8.4(k) hereof) provided, however, that the Borrowers shall immediately take all steps to grant a Lien to the Agent on Repurchased Collateral once the principal components of Repurchased Collateral on which the Agent does not have a Lien exceed $500,000."

       1.14. The Credit Agreement is hereby further amended by inserting the following section after Section 8.21 thereof:

       "8.22.  Audit of Borrowing Base Report.  Each Borrower shall permit the
                ------------------------------
       Lenders, through the Agent or any of the Lenders' other designated representatives or agents, to conduct an audit of the Borrowing Base and the components thereof, and to examine the calculations set forth in the Borrowing Base Report, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that the costs and expenses incurred in connection with any such audits shall be borne by the Borrowers only up to the first $5,000 of such costs and expenses incurred in the aggregate on an annual basis."

        1.15. Section 9.1(i) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

             "(i) Indebtedness (exclusive of any Indebtedness permitted pursuant to (k) below) incurred after December 31, 1994 in connection with the acquisition of any real or tangible personal property by any Borrower or its Subsidiary or the construction of improvements on any real property owned by any Borrower or its Subsidiary, provided that (A) such Indebtedness is non-recourse to
                    ------------
        such Borrower or Subsidiary and (B) such Indebtedness does not exceed in the aggregate the lesser of (1) ten percent (10%) of Consolidated Tangible Net Worth or (2) $7,500,000;"

        1.16. Section 9.1(k) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(k) Indebtedness under Capitalized Leases in an amount not to exceed $2,000,000;"

        1.17. Section 9.2(x) of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

         "(x) security interests in or mortgages on real or personal property to secure Indebtedness of the type and amount permitted by 9.1(i), incurred in connection with the acquisition of real or personal property or construction of improvements on real property, which security interests or mortgages cover only such real or personal property so acquired or to be improved, provided that such real property does not constitute Collateral."

        1.18. Section 9.3 of the Credit Agreement is hereby amended by inserting the following clause after clause (f) thereof:

        "(g) repurchase or repurchases by the Company of issued and outstanding Stock, provided that (i) such repurchases do not
                             ------------
        exceed $1,000,000 in the aggregate, (ii) such repurchases occur prior to December 31, 1995, and

        (iii) after giving effect to each such repurchase, no Default or Event of Default would occur under any of 10.1 through 10.5 hereof."

        1.19. Section 9.4 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting the following therefor:

       "Without obtaining the  prior written  approval of   the  Majority
        Lenders, the Borrowers will not make any Distributions, except that any Subsidiary of any Borrower may make Distributions to such Borrower without obtaining such approval."

        1.20. Section 9.5(b) of the Credit Agreement is hereby amended by deleting clauses (i), (ii) and (iii) thereof in their entirety and substituting the following therefor:

        "(i) The Borrowers may sell or substitute assets so long as (a) such sales are for cash to unrelated third parties in an arms length transaction, (b) such assets are not, and are not intended to be, Collateral, and (c) the proceeds of each such sale are applied in the manner set forth in 9.5(c) below."

        "(ii) The Borrowers may sell or substitute Receivables and beneficial interests in VOIs and lots underlying such Receivables to FAC and FFC provided that (a) the terms of each such sale are
                       -------------
        no less favorable than those contained in the Operating Agreement and (b) the proceeds of each such sale are applied in the manner set forth in 9.5(c) below."

        (iii) The Borrowers or their Subsidiaries may sell Receivables and beneficial interests in VOIs and lots underlying such Receivables to unrelated third parties provided that (a) each such
                                               -------------
        sale is for cash, (b) the purchase price of the Receivables sold shall not be less than 80% of the principal components of such
        Receivables plus all accrued and unpaid interest on such Receivables, and (c) the proceeds of each such sale are applied in the manner set forth in 9.5(c) below."

        1.21. Section 10.2 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

        "10.2.  Consolidated  Operating Cash  Flow to  Consolidated Total
                 ---------------------------------------------------------
        Interest Expense.  The  Borrowers will not permit  as at the  last
        ----------------
        Business Day of any fiscal quarter, the ratio of Consolidated Operating Cash Flow to Consolidated Total Interest Expense for the period of four (4) consecutive fiscal quarters then ended to be less than 2.0:1."

        1.22. Section 10.4 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

        "10.4.  Liabilities  to  Consolidated Tangible  Net  Worth Ratio.
                 --------------------------------------------------------
        The Borrowers will not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at any time to exceed 3.0:1."

        1.23. The Credit Agreement is hereby further amended by inserting the following Section after Section 10.4:

        "10.5.  Consolidated Tangible Net Worth.  The Borrowers will not permit
                 -------------------------------
        Consolidated Tangible Net Worth to be less than the sum of $61,207,000 plus, on a cumulative basis, 50% of positive Consolidated Net Income for
        ----
        each fiscal quarter beginning with the fiscal quarter ended December 31, 1994."

        1.24. Schedule 1-A to the Credit Agreement is hereby amended by deleting said schedule in its entirety and substituting therefor Schedule
                                                                    --------
 1-A attached hereto.
 ---
        2.   SCHEDULE 1-B.   The Borrowers  agree to deliver  to the  Agent and
              ------------
 FNBB a revised Schedule 1-B to the Credit Agreement on or prior to February
                ------------
 1, 1995.  Upon approval of the proposed Schedule 1-B by FNBB and the Agent,
                                         ------------
 which approval may be given in the sole discretion of the Agent and FNBB, the parties hereto shall amend the Credit Agreement to substitute such
 Schedule 1-B for Schedule 1-B currently attached to the Credit Agreement.

        3.   RELEASE OF SUNTREE.  FNBB  and the  Agent hereby  consent to  the
              ------------------
 removal of Suntree Development Company ("Suntree") as a "Borrower" under the Credit Agreement, and hereby release Suntree from any and all obligations under the Credit Agreement and any of the Loan Documents.

        4.   RELEASE OF COLLATERAL.   Promptly following the execution  of this
              ---------------------
 Amendment,  FNBB, the  Agent  and the  Borrowers  will amend  the  Security
 Agreement to reflect the deletion of personal property assets from the description of the collateral contained therein to the extent inconsistent with the provisions of 6 of the Credit Agreement as amended hereby, and shall, upon the written request of the Company, execute and deliver to the Company such UCC-3 financing statements as may be necessary in order to release such collateral from the Lien in favor of FNBB, as agent under the Intercreditor Agreement. In addition, upon the request of the Company, the Agent will execute and deliver to the Company such discharges or partial releases of Mortgages as may be necessary in order to release any real property which is not described on Schedule 1-B from the Lien created by the Mortgages, provided that the Agent shall not be required to execute any
                --------
 such discharges or partial  releases until such
 time as the Borrowers have delivered a proposed Schedule 1-B to the Agent, and the Agent and FNBB have approved such Schedule 1-B.
                                           ------------
       5.   FAC CONSENT.  FAC hereby consents to the amendments  to the Credit
             -----------
 Agreement set forth in this Amendment and the release of Suntree and confirms its obligations to the Agent and the Lenders under the Fairfield Guaranty and the Fairfield Guaranty shall extend to and include the obligations of the Borrowers under the Credit Agreement as amended by this
 Amendment.   FAC agrees  that all of  its obligations to  the Agent and the
 Lenders evidenced by or otherwise arising under the Fairfield Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

       6.   CONSENT TO STOCK DISTRIBUTION.  Notwithstanding anything contained
             -----------------------------
 in the Credit Agreement to the contrary, FNBB and the Agent hereby consent to the Company's acceptance of dividends or distributions from FAC and Imperial Life Insurance Company consisting of Stock in the amounts of 117,647 shares and 42,354 shares, respectively, which Stock shall be held by the Company as "treasury stock", provided that after giving effect to
                                       --------
 such acceptance, no Default or Event of Default would occur under the Credit Agreement or under the FAC Loan Agreement.

       7.   ADDITIONAL APPROVED PROJECT.  The Property  located in Nashville,
             ---------------------------
 Tennessee consisting of approximately 12.9 acres shall be deemed to be an "Approved Project" upon satisfaction of each of the following conditions with respect to such Property:


      (a)     Mortgage.   A  mortgage or  deed of  trust on  such Property
              --------
              ("Mortgage") shall have been duly executed and delivered by the Company to the Agent, and such Mortgage shall be in form and substance satisfactory to the Agent, and shall create in favor of the Agent for the ratable benefit of the Lenders, a legal, valid and enforceable first priority lien and security interest in and to such Property.

      (b)     Title Insurance.   The  Agent shall  have received  from the
              ---------------
              Company a lender's policy of title insurance issued by a title insurance company acceptable to the Agent covering such Property, together with proof of payment of all fees and premiums for such policy, in an amount satisfactory to the Agent, insuring the first priority interest of the Agent as mortgagee under the Mortgage for such Property and otherwise subject only to Permitted Liens.

      (c)     Survey;  Surveyor's  Certificate.    The  Agent  shall  have
              --------------------------------
              received from the Company an instrument survey of such Property dated as of a recent date which shall (a) show the
              location  of  all   buildings,  structures,  easements,  and
              utility lines on such Property,  (b) be
              sufficient to remove the survey exception from the title insurance policy for such Property, and (c) be otherwise satisfactory to the Agent in form and substance. The Agent shall have received a certificate executed by the surveyor who prepared the survey containing such information relating to such Property as the Agent or the title insurance companies may require.

      (d)     Certificates of Insurance.   The Agent  shall have  received
              -------------------------
              from the Company (i) current certificates as to the insurance maintained by the Company on such Property from the insurer identifying insurers, types of insurance, insurance limits and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Company, its insurer and insurance brokers as the Agent may request.

      (e)     Hazardous Substance Assessment Report.  The Agent shall have
              -------------------------------------
              received from the Company a hazardous waste site assessment report concerning the absence of Hazardous Substances and asbestos on such Property, dated as of a recent date and prepared by environmental engineers acceptable to the Agent, such report to be in form and substance satisfactory to the Agent.

      (f)     Appraisal. If required by the Financial Institutions Reform,
              ---------
              Recovery and Enforcement Act of 1989 or other applicable law or the regulations promulgated pursuant to any thereof, or
              if  required by  Agent's internal   underwriting  guidelines,
              the Agent shall have received an appraisal of such Property in form and substance satisfactory to the Agent.

      (g)     Opinions  of  Counsel.    The  Agent  shall  have   received
              ---------------------
              favorable legal opinions addressed to the Agent, in form and substance satisfactory to the Agent, from legal counsel to the Company in the state in which such Property is located, as to the enforceability of the Mortgage of such Property.

      (h)     Taxes.   The  Agent  shall have  received  from the  Company
              -----
              evidence of payment of real estate taxes and municipal charges on such Property which are due and payable.

      (i)     Approvals.     The  Agent   shall  have   received  evidence
              ---------
              satisfactory to the Agent that the Company has obtained all licenses, permits, consents, approvals and registrations required from any officer, agency or instrumentality of any government for the development of such Property as a recreational and resort time-share community containing the number of units specified for such Property on Schedule 1-B attached hereto.
                          ------------

       8.   CONDITIONS TO EFFECTIVENESS.  The effectiveness of this  Amendment
             ---------------------------
 is subject to satisfaction of all of the following conditions:

       (a)    Opinion of  Counsel.  FNBB and the Agent shall have
              -------------------
              received a favorable legal opinion addressed to FNBB and the Agent, in form and substance satisfactory to FNBB and the Agent, from legal counsel to the Borrowers and FAC as to the enforceability of this Amendment.

       (b)    Corporate Action.   All corporate action  necessary for  the
              ----------------
              valid execution, delivery and performance by each of the Borrowers and FAC of this Amendment shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and FNBB.

       (c)    Expenses.  The Company  shall have paid  in full all of  the
              --------
              expenses and costs incurred by the Agent and FNBB in connection with the preparation and negotiation of this Amendment, including, without limitation, legal expenses.

      9.  REPRESENTATIONS AND WARRANTIES.  Each  of  the Borrowers  and  FAC
           ------------------------------
 hereby represents and warrants to FNBB and the Agent as follows:

       (a)    Representations  and  Warranties  in Credit  Agreement.  The
              ------------------------------------------------------
              representations and warranties of the Borrowers and FAC contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

        (b)   Authority, No Conflicts,  Etc.  The execution, delivery  and
              -----------------------------
              performance by each of the Borrowers and FAC of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

        (c)   Enforceability of Obligations.  This  Amendment, the  Credit
              -----------------------------
              Agreement as amended hereby, and the Fairfield Guaranty constitute, the legal, valid and binding obligations of each of the Borrowers and FAC, enforceable against such party in accordance with their respective terms, provided that (i)
                                                        --------
              enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

        10. OTHER AMENDMENTS.  Except as expressly provided  in this Amendment,
             ----------------
  all of the terms and conditions of  the Credit Agreement and the other Loan
  Documents  remain in full force and effect.   Each of the Borrowers and FAC
  confirm and agree that the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

        11. EXECUTION IN COUNTERPARTS.   This Amendment may be executed  in any
             -------------------------
  number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which
  together  shall constitute one instrument.   In proving  this Amendment, it
  shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        12. HEADINGS.   The captions in  this Amendment are  for convenience of
             --------
  reference only and shall not define or limit the provisions hereof.

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                          FAIRFIELD COMMUNITIES, INC.


                                       By: /s/ Robert W. Howeth
                                           ------------------------------
                                       Name:   Robert W. Howeth
                                           ------------------------------
                                       Title:  Senior Vice President
                                           ------------------------------

                                           FAIRFIELD MYRTLE BEACH, INC.


                                       By: /s/ Robert W. Howeth
                                          --------------------------------
                                       Name:   Robert W. Howeth
                                          --------------------------------
                                       Title:  Vice President
                                          --------------------------------


                                             FAIRFIELD ACCEPTANCE
                                                 CORPORATION


                                       By: /s/ Robert W. Howeth
                                          ------------------------------
                                       Name:   Robert W. Howeth
                                           -----------------------------
                                       Title:  President
                                           -----------------------------


                                        THE FIRST NATIONAL BANK
                                          OF BOSTON, Individually and as Agent


                                        By: /s/ Linda J. Carter
                                           -----------------------------
                                        Name:   Linda J. Carter
                                           -----------------------------
                                        Title:  Vice President
                                             ---------------------------